Exhibit 1(t)

                    MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

                             ARTICLES SUPPLEMENTARY

      Merrill Lynch Variable Series Funds, Inc. a Maryland corporation, having its principal office in Baltimore City, Maryland (which is hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

      FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended, with the authority to issue capital stock as follows:

                                                                                                   Number of
                                                                                                  Authorized
Funds/Classes                                                                                       Shares
-------------                                                                                    -------------
Merrill Lynch American Balanced V.I. Fund Common Stock
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Basic Value V.I. Fund Common Stock
   Class A                                                                                         300,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Core Bond V.I. Fund Common Stock
   Class A                                                                                         600,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Developing Capital Markets V.I. Fund Common Stock
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Domestic Money Market V.I. Fund Common Stock
   Class A                                                                                       1,300,000,000
   Class B                                                                                       1,300,000,000
Merrill Lynch Focus Twenty V.I. Fund
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Fundamental Growth V.I. Fund Common Stock
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Global Allocation V.I. Fund Common Stock
   Class A                                                                                         200,000,000
   Class B                                                                                         200,000,000
Merrill Lynch Global Bond V.I. Fund Common Stock
   Class A                                                                                         200,000,000
   Class B                                                                                         200,000,000
Merrill Lynch Global Growth V.I. Fund Common Stock
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Government Bond V.I. Fund Common Stock
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000

                                                                                                   Number of
                                                                                                  Authorized
Funds/Classes                                                                                       Shares
-------------                                                                                    -------------
Merrill Lynch High Current Income V.I. Fund Common Stock
   Class A                                                                                         200,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Index 500 V.I. Fund Common Stock
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Large Cap Core V.I. Fund Common Stock
   Class A                                                                                         200,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Large Cap Value V.I. Fund Common Stock
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Natural Resources V.I. Fund Common Stock
   Class A                                                                                         100,000,000
   Class A                                                                                         100,000,000
Merrill Lynch Reserve Assets V.I. Fund Common Stock
   Class A                                                                                         500,000,000
   Class B                                                                                         500,000,000
Merrill Lynch Small Cap Value V.I. Fund Common Stock
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Utilities and Telecommunications V.I. Fund Common Stock
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000
                                                                                                 -------------
                                                                                      Total      8,300,000,000

      SECOND: All shares of Class A and Class B Common Stock have a par value of $0.10 per share. The aggregate par value of all the shares of all classes of the Corporation's capital stock is currently Eight Hundred Thirty Million Dollars ($830,000,000).

      THIRD: The Board of Directors of the Corporation, acting in accordance with Section 2-105(c) of the General Corporation Law of the State of Maryland, hereby increases the number of shares of capital stock of the Corporation by 2,200,000,000, 2,000,000,000 of which shall be classified as Class A Common Stock of Merrill Lynch Domestic Money Market V.I. Fund, and 200,000,000 of which shall be classified as Class A Common Stock of Merrill Lynch Government Bond V.I. Class A Common Stock.

      FOURTH: After this increase in the number of authorized shares of capital stock of the Corporation and classification of the shares, the Corporation will have the authority to issue capital stock as follows:

                                                                                                   Number of
                                                                                                  Authorized
Funds/Classes                                                                                       Shares
-------------                                                                                    -------------
Merrill Lynch American Balanced V.I. Fund Common Stock
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Basic Value V.I. Fund Common Stock
   Class A                                                                                         300,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Core Bond V.I. Fund Common Stock
   Class A                                                                                         600,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Developing Capital Markets V.I. Fund Common Stock
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Domestic Money Market V.I. Fund Common Stock
   Class A                                                                                       3,300,000,000
   Class B                                                                                       1,300,000,000
Merrill Lynch Focus Twenty V.I. Fund
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Fundamental Growth V.I. Fund
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Global Allocation V.I. Fund Common Stock
   Class A                                                                                         200,000,000
   Class B                                                                                         200,000,000
Merrill Lynch Global Bond V.I. Fund Common Stock
   Class A                                                                                         200,000,000
   Class B                                                                                         200,000,000
Merrill Lynch Global Growth V.I. Fund Common Stock
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Government Bond V.I. Fund Common Stock
   Class A                                                                                         300,000,000
   Class B                                                                                         100,000,000
Merrill Lynch High Current Income V.I. Fund Common Stock
   Class A                                                                                         200,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Index 500 V.I. Fund Common Stock
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Large Cap Core V.I. Fund Common Stock
   Class A                                                                                         200,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Large Cap Value V.I. Fund Common Stock
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000

                                                                                                   Number of
                                                                                                  Authorized
Funds/Classes                                                                                       Shares
-------------                                                                                    -------------
Merrill Lynch Natural Resources V.I. Fund Common Stock
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Reserve Assets V.I. Fund Common Stock
   Class A                                                                                         500,000,000
   Class B                                                                                         500,000,000
Merrill Lynch Small Cap Value V.I. Fund Common Stock
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Utilities and Telecommunications V.I. Fund Common Stock
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000
                                                                                                --------------
                                                                                      Total     10,500,000,000

      FIFTH: All of the shares of Class A and Class B Common Stock shall have a par value of $0.10 per share. After the increase in the number of authorized shares of capital stock of the Corporation, the aggregate par value of all the shares of all classes of the Corporation's capital stock will be One Billion Five Hundred Million Dollars ($1,500,000,000).

      SIXTH: No other change is intended or effected.

      IN WITNESS WHEREOF, Merrill Lynch Variable Series Funds, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on April 18, 2002.

WITNESS                                MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

___________________________________    _________________________________________
Name: Stephen M. Benham                Name: Terry K. Glenn
Title: Secretary                       Title: President

      THE UNDERSIGNED, President of Merrill Lynch Variable Series Funds, Inc. who executed on behalf of the Corporation the foregoing Articles Supplementary of which this Certificate is made a part, hereby acknowledges the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under penalties of perjury.

                                       MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

                                       _________________________________________
                                       Name: Terry K. Glenn
                                       Title: President


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